UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

CROSS TIMBERS ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10982	75-6415930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

U.S. Trust, Bank of America Private Wealth Management Trustee P.O. Box 830650 Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 228-5084

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 9, 2014, Cross Timbers Royalty Trust (the “Registrant”) issued a notice to unitholders (the “Notice”) and a press release (the “Press Release”) announcing that Bank of America, N.A., also known as U.S. Trust, Bank of America Private Wealth Management (“Bank of America” or the “Trustee”), will be resigning as trustee of the Registrant, subject to the conditions set forth in the Notice and that Bank of America intends to nominate Southwest Bank as successor trustee of the Registrant. The Notice and Press Release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Forward-looking Statements

Any statements in this Current Report on Form 8-K and the exhibits filed or furnished herewith about plans for the Registrant, the expected timing of the completion of the proposed resignation of the Trustee or appointment of a successor trustee, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to the inability of the Trustee to resign or Southwest Bank to assume duties as successor trustee due to the failure to obtain necessary unitholder or court approval or the failure to satisfy other conditions set forth in the exhibits filed or furnished with this Current Report on Form 8-K.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

Additional Information and Where to Find It

In connection with the Trustee’s proposed resignation and nomination of Southwest Bank as successor trustee, the Registrant will file with the SEC and furnish to the unitholders a proxy statement and other relevant documents. This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute a solicitation of any vote or approval. Unitholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement because they will contain important information about the proposed transaction.

Unitholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, unitholders may obtain a free copy of the Registrant’s filings with the SEC from the Registrant’s website at http://www.crosstimberstrust.com or by directing a request to the Trustee by calling (877) 228-5084.

The Registrant, the Trustee and the Trustee’s directors, executive officers and certain other members of management and employees of the Trustee may be deemed “participants” in the solicitation of proxies from unitholders of the Registrant in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the unitholders of the Registrant in connection with the proposed transaction, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Registrant’s unitholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Trustee in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Notice to unitholders dated January 9, 2014

99.2	Press Release dated January 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST

By:	BANK OF AMERICA, N.A., TRUSTEE

By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

EXXON MOBIL CORPORATION

By:	/s/ BETH E. CASTEEL
Beth E. Casteel
Vice President – Upstream Business Services

Date: January 9, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to unitholders dated January 9, 2014

99.2	Press Release dated January 9, 2014.